UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2005

Southside Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-12247 (Commission File Number)	75-1848732 (IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas (Address of principal executive offices)	75701 (Zip Code)

Registrant’s telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURES.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Press Release

ITEM 7.01. REGULATION FD DISCLOSURES.

     On January 31, 2005, Southside Bancshares, Inc. announced that it will be presenting in the Sandler O’Neill & Partners, L.P. Texas Banking Roundup in North Dallas on February 3, 2005. A copy of the press release is attached as Exhibit 99.1 hereto.

     The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished as provided in the General Instructions to Form 8-K, to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press release dated January 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.
Date: February 2, 2005	By:	/s/ Lee R. Gibson
Lee R. Gibson
Executive Vice President and Chief Financial Officer